Filed Pursuant to Rule 497(a)

Registration No. 333-255589

Rule 482ad

CARLYLE SECURED LENDING, INC. ANNOUNCES NOTES OFFERING

New York, New York November 13, 2023. Carlyle Secured Lending, Inc. (Nasdaq:CGBD) (the “Company”) today announced that it has commenced an underwritten public offering of unsecured notes due 2028 (the “Notes”). The offering is expected to close on November 20, 2023, subject to customary closing conditions. The Notes are expected to be listed on the Nasdaq Global Select Market (“Nasdaq”) and to trade thereon within 30 days of the original issue date under the trading symbol “CGBDL”.

Morgan Stanley & Co. LLC and UBS Securities LLC are acting as joint book-running managers for this offering and B. Riley Securities, Inc. and TCG Capital Markets, L.L.C. are acting as co-managers for this offering. The Company intends to use the net proceeds from this offering to repay a portion of the amount outstanding under its existing senior secured revolving credit facility, to fund new investment opportunities, and for other general corporate purposes. The Company may reborrow from its revolving credit facility for general corporate purposes, which includes funding new investment opportunities in accordance with its investment objectives.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated November 13, 2023, and the accompanying prospectus, dated April 29, 2021, each of which has been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain a description of these matters and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration statement filed with the SEC (File No. 333-255589) and which became effective upon such filing.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036; or by calling Morgan Stanley & Co. LLC, toll-free at 1-866-718-1649 and from UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019; or by calling UBS Securities LLC, toll-free at 1-888-827-7275.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Carlyle Secured Lending: Carlyle Secured Lending, Inc. is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our objective is to generate current income and capital appreciation by sourcing and providing senior secured debt investments to U.S. companies in the middle market that are generally backed by private equity sponsors. The Company is managed by Carlyle Global Credit Investment Management L.L.C., an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc (“Carlyle”). We derive significant benefit from our ability access and leverage Carlyle’s significant scale, vast resources and world-class talent.

About Carlyle: Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $382 billion of assets under management as of September 30, 2023, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 28 offices across four continents.

Forward-Looking Statements

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the SEC, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Investors:	Media:
Daniel Hahn	Kristen Greco Ashton
+1 (212) 813-4900 publicinvestor@carlylesecuredlending.com	+1 (212) 813-4763 kristen.ashton@carlyle.com

SOURCE: Carlyle Secured Lending, Inc.